Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

The following table lists the direct and indirect subsidiaries of BlackRock, Inc. as of December 31, 2020*.

Name of Subsidiary	Jurisdiction/State of Incorporation
Acero Coöperatief U.A.	Netherlands
Acero Holdings I B.V.	Netherlands
Amethyst Merger Sub, LLC	Delaware
AnalytX LLC	Delaware
AnalytX Hosting LLC	Florida
AnalytX Software LLC	Virginia
Asia-Pacific Private Credit Opportunities Fund I (GenPar) Ltd.	Cayman Islands
BAA Holdings, LLC	Delaware
Beijing eFront Software Company Limited	China
BFM Holdco, LLC	Delaware
Blackhawk Investment Holding, LLC	Delaware
BlackRock (Barbados) Finco 1 SRL	Barbados
BlackRock (Channel Islands) Limited	Jersey
BlackRock (Luxembourg) S.A.	Luxembourg
BlackRock (Netherlands) B.V.	Netherlands
BlackRock (Shanghai) Co., Ltd.	China
BlackRock (Singapore) Holdco II Pte. Ltd.	Singapore
BlackRock (Singapore) Holdco Pte. Limited	Singapore
BlackRock (Singapore) Limited	Singapore
BlackRock Advisors (UK) Limited	United Kingdom
BlackRock Advisors Singapore Pte. Limited	Singapore
BlackRock Advisors, LLC	Delaware
BlackRock Alternative Advisors GP Holdings, LLC	Delaware
BlackRock Alternatives Management, LLC	Delaware
BlackRock AP Investment Holdco, LLC	Delaware
BlackRock Argentina Asesorias Ltda.	Argentina
BlackRock Asset Management Canada Limited	Canada
BlackRock Asset Management Deutschland AG	Germany
BlackRock Asset Management International Inc.	Delaware
BlackRock Asset Management Investor Services Limited	United Kingdom
BlackRock Asset Management Ireland Limited	Ireland
BlackRock Asset Management North Asia Limited	Hong Kong
BlackRock Asset Management Schweiz AG	Switzerland
BlackRock Asset Management UK Limited	United Kingdom
BlackRock Australia Holdco Pty. Ltd.	Australia
BlackRock Brasil Gestora de Investimentos Ltda.	Brazil
BlackRock Cal 1 Investor, LLC	Delaware
BlackRock Canada Holdings LP	Canada
BlackRock Canada Holdings ULC	Canada
BlackRock Capital Holdings, Inc.	Delaware
BlackRock Capital Investment Advisors, LLC	Delaware
BlackRock Capital Management, Inc.	Delaware
BlackRock Cayco Limited	Cayman Islands
BlackRock Cayman 1 LP	Cayman Islands
BlackRock Cayman Capital Holdings Limited	Cayman Islands
BlackRock Cayman Finco 2 Limited	Cayman Islands
BlackRock Cayman Finco 3 Limited	Cayman Islands
BlackRock Cayman Finco Limited	Cayman Islands
BlackRock Cayman West Bay Finco Limited	Cayman Islands
BlackRock Cayman West Bay IV Limited	Cayman Islands
BlackRock Cayman Z Limited	Cayman Islands
BlackRock Channel Islands Holdco Limited	Jersey
BlackRock Chile Asesorias Limitada	Chile
BlackRock Colombia Holdco, LLC	Delaware
BlackRock Colombia Infraestructura S.A.S.	Colombia
BlackRock Colombia SAS	Colombia
BlackRock Company Secretarial Services (UK) Limited	United Kingdom
BlackRock Corporation US Inc.	California
BlackRock Delaware Holdings Inc.	Delaware
BlackRock Enterprise Management Services (Shanghai) Co. Ltd.	China
BlackRock Europe Development Management Limited	Cyprus
BlackRock Execution Services	California
BlackRock Finance Europe Limited	United Kingdom
BlackRock Financial Management, Inc.	Delaware
BlackRock Finco UK Ltd.	United Kingdom
BlackRock Finco, LLC	Delaware
BlackRock First Partner Limited	Jersey
BlackRock France SAS	France
BlackRock Fund Advisors	California
BlackRock Fund Management Company S.A.	Luxembourg
BlackRock Fund Managers Limited	United Kingdom

Name of Subsidiary	Jurisdiction/State of Incorporation
BlackRock Funding International, Ltd.	Cayman Islands
BlackRock Funds Services Group, LLC	Delaware
BlackRock Germany GmBH	Germany
BlackRock Group Limited	United Kingdom
BlackRock HK Holdco Limited	Hong Kong
BlackRock Holdco 2, Inc.	Delaware
BlackRock Holdco 3, LLC	Delaware
BlackRock Holdco 4, LLC	Delaware
BlackRock Holdco 5, LLC	Delaware
BlackRock Holdco 6, LLC	Delaware
BlackRock Hungary Kft	Hungary
BlackRock Index Services, LLC	Delaware
BlackRock Infrastructure Management I, LLC	Cayman Islands
BlackRock Institutional Services, Inc.	Delaware
BlackRock Institutional Trust Company, National Association	United States
BlackRock International Holdings, Inc.	Delaware
BlackRock International Limited	Scotland
BlackRock Investment Management (Australia) Limited	Australia
BlackRock Investment Management (Dublin) Limited	Ireland
BlackRock Investment Management (Korea) Limited	Korea
BlackRock Investment Management (Shanghai) Co., Ltd.	China
BlackRock Investment Management (Taiwan) Limited	Taiwan
BlackRock Investment Management (UK) Limited	United Kingdom
BlackRock Investment Management Ireland Holdings Limited	Ireland
BlackRock Investment Management, LLC	Delaware
BlackRock Investments, LLC	Delaware
BlackRock Japan Co., Ltd.	Japan
BlackRock Japan Holdings GK	Japan
BlackRock Jersey Finco 2 Limited	Jersey
BlackRock Latin America Holdco, LLC	Delaware
BlackRock Latin American Holdings B.V.	Netherlands
BlackRock Life Limited	United Kingdom
BlackRock Lux Finco S.à r.l.	Luxembourg
BlackRock Luxembourg Holdco S.à r.l.	Luxembourg
BlackRock Mexican Holdco, B.V.	Netherlands
BlackRock México Infraestructura I, S. de R.L. de C.V.	Mexico
BlackRock México Infraestructura II, S. de R.L. de C.V.	Mexico
BlackRock México Infraestructura III, S. de R.L. de C.V.	Mexico
BlackRock México Manager, S de R.L. de C.V.	Mexico
BlackRock México Manager II, S. de R.L. de C.V.	Mexico
BlackRock México Manager III, S. de R.L. de C.V.	Mexico
BlackRock México Operadora, S.A. de C.V., Sociedad Operadora de Fondos de Inversion	Mexico
BlackRock Mortgage Ventures, LLC	Delaware
BlackRock Niagara LLC	Delaware
BlackRock Operations (Luxembourg) S.à r.l.	Luxembourg
BlackRock Overseas Investment Fund Management (Shanghai) Co., Ltd.	China
BlackRock PC Holdings, LLC	Delaware
BlackRock Pensions Limited	United Kingdom
BlackRock Peru Asesorías S.A.	Peru
BlackRock Property Consulting (Beijing) Co., Ltd.	China
BlackRock Property France S.a.r.l.	France
BlackRock Property Lux S.à.r.l.	Luxembourg
BlackRock Property Malaysia Sdn. Bhd.	Malaysia
BlackRock Realty Advisors, Inc.	Delaware
BlackRock Saudi Arabia	Saudi Arabia
BlackRock Scale Holdings, LLC	Delaware
BlackRock Services India Private Limited	India
BlackRock Singapore III Pte. Ltd.	Singapore
BlackRock Slovakia s.r.o.	Slovakia
BlackRock Strategic Investors GP, LLC	Delaware
BlackRock Strategic Investors, LP	Delaware
BlackRock Trident Holding Company Limited	Ireland
BlackRock UK (Alpha) Limited	United Kingdom
BlackRock UK (Beta) Limited	United Kingdom
BlackRock UK (Delta) LP	United Kingdom
BlackRock UK (Gamma) Limited	United Kingdom
BlackRock UK (Sigma) Limited	United Kingdom
BlackRock UK 2 LLP	United Kingdom
BlackRock UK 3 LLP	United Kingdom
BlackRock UK 4 LLP	United Kingdom
BlackRock UK A LLP	United Kingdom
BlackRock UK Holdco Limited	United Kingdom
BlackRock UK Holdco 2 Limited	United Kingdom
BLK (Gallatin) Holdings, LLC	Delaware
BLK SMI, LLC	Delaware
BR Acquisition Mexico S.A. de C.V.	Mexico
BR Jersey International Holdings L.P.	Jersey
Cachematrix Holdings, LLC	Colorado

Name of Subsidiary	Jurisdiction/State of Incorporation
Cachematrix Integrations Private Limited	India
Cachematrix Software Solutions LLC	Colorado
Cachematrix UK Limited	United Kingdom
eFront (Jersey) Limited	Jersey
eFront d.o.o. Beograd	Serbia
eFront DMLT Holdings, LLC	Delaware
eFront DMLT Holdings, S.R.L	Dominican Republic
eFront Do Brasil Soluções Informáticas Para Sistemas Financeiros Ltda.	Brazil
eFront DR, S.R.L	Dominican Republic
eFront Financial Solutions, Inc.	Delaware
eFront FZ-LLC	United Arab Emirates
eFront GmbH	Germany
eFront Holdings SAS	France
eFront Holding II SAS	France
eFront Hong Kong Limited	China
eFront Kabushiki Kaisha	Japan
eFront Ltd	United Kingdom
eFront SAS	France
eFront II SAS	France
eFront Singapore Pte. Ltd	Singapore
eFront Software Luxembourg S.à r.l.	Luxembourg
eFront Solutions Financeières Inc.	Canada
FutureAdvisor, Inc.	Delaware
Global Energy & Power Infrastructure Advisors, LLC	Delaware
Global Energy & Power Infrastructure II Advisors, LLC	Delaware
Grosvenor Alternate Partner Limited	United Kingdom
Grosvenor Ventures Limited	United Kingdom
HLX Financial Holdings, LLC	Delaware
iShares (DE) I Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Germany
iShares Delaware Trust Sponsor LLC	Delaware
Mercury Carry Company Ltd.	Isle of Man
Mercury Private Equity MUST 3 (Jersey) Limited	Jersey
MGPA (Bermuda) Limited	Bermuda
MGPA (Exec) Limited	Bermuda
MGPA Limited	Bermuda
Object Capital Technology, Inc.	Delaware
Phoenix Acquisition B.V.	Netherlands
Phoenix Acquisitions Holdings, LLC	Delaware
Portfolio Administration & Management Ltd.	Cayman Islands
Prestadora de Servicios Integrales BlackRock Mexico, S.A. de C.V.	Mexico
St. Albans House Nominees (Jersey) Ltd.	Jersey
SVOF/MM, LLC	Delaware
Tennenbaum Capital Partners, LLC	Delaware
Tlali Acero, S.A. de C.V., SOFOM ENR	Mexico
Trident Merger, LLC	Delaware
*	Certain subsidiaries that are not significant have been omitted.